SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 10, 2006
Maritrans Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	1-9063	51-0343903

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Harbour Place 302 Knights Run Avenue Tampa, Florida	33602

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 209-0600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On July 10, 2006, Maritrans Inc. issued a press release reporting its preliminary operating data for the second quarter of 2006. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference. This report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated July 10, 2006, issued by Maritrans Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARITRANS INC.
By:	/s/ Walter T. Bromfield
Walter T. Bromfield
Chief Financial Officer

Dated: July 11, 2006

Exhibit Index
Exhibit

99.1	Press Release, dated July 10, 2006, issued by Maritrans Inc.